EXHIBIT 32.1

                         CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of Advance Technologies, Inc. (the "Company") for the quarter ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary E. Ball, President, Chief Executive Officer, Principal Accounting Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) the Report fully complies with the requirements of section13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: February 12, 2006            By: /s/ Gary E. Ball
                                   --------------------------------------
                                   Gary E. Ball
                                   Title:  President, Chief Executive
                                   Officer, and Principal Financial Officer